UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 12, 2007

HF FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

225 South Main Avenue, Sioux Falls, SD	57104
(Address of principal executive offices)	(ZIP Code)

(605) 333-7556

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        On September 12, 2007, the Personnel, Compensation and Benefits Committee (the “PCB Committee”) of the Board of Directors of HF Financial Corporation (the “Company”) approved (i) awards of stock appreciation rights (“SARs”), restricted stock and cash pursuant to the terms of the Home Federal Bank Third Amended and Restated Long Term Incentive Plan (the “LTIP”), and (ii) awards of cash pursuant to the terms of the Home Federal Bank Amended and Restated Short-Term Incentive Plan (the “STIP”), to certain members of Company management, including its named executive officers set forth in the table below (the “Named Executive Officers”).

The SARs and restricted stock awards granted pursuant to the LTIP are awarded from the shares reserved for issuance under the Company’s 2002 Stock Option and Incentive Plan, as amended, and are governed by the terms of such plan.  The SARs (i) have a four-year vesting period in which 25% of the SARs vest on each of September 12, 2008, 2009, 2010 and 2011, (ii) are payable in common stock of the Company, and (iii) have a grant price of $16.10, the closing price of the Company’s common stock on September 12, 2007.  The restricted stock awards have a four-year vesting period in which 25% of the restricted stock vests on each of September 12, 2008, 2009, 2010 and 2011.

The following table sets forth the SARs and restricted stock awards granted to the Named Executive Officers.  The number of SARs awarded to each participant was determined by dividing the bonus award level established by the PCB Committee for each participant by $2.84, the conversion value of the SAR at the date of grant.  The number of restricted stock awarded to each participant was determined by dividing the bonus award level established by the PCB Committee for each participant by $16.10, the closing price of the Company’s common stock on September 12, 2007.

Name and Position	SARS Awarded Under the LTIP	Restricted Stock Awards Under the LTIP	Cash Awards Under the LTIP	Cash Awards Under the STIP

Curtis L. Hage, Chairman, President and Chief Executive Officer	—	—	$43,400	$238,700

Darrel L. Posegate, Executive Vice President, Chief Financial Officer and Treasurer	5,715	1,008	—	$178,544

Mark S. Sivertson, Senior Vice President and Trust Officer	2,268	400	—	$76,300

David A. Brown, Senior Vice President/Business Banking	2,268	400	—	$76,300

Natalie A. Solberg, Senior Vice President/Service & Support	1,782	314	—	$59,950

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HF Financial Corp.
(Registrant)

Date:	September 18, 2007	By:	/s/ CURTIS L. HAGE
Curtis L. Hage, Chairman, President
And Chief Executive Officer
(Principal Executive Officer)

Date:	September 18, 2007	By:	/s/ DARREL L. POSEGATE
Darrel L. Posegate, Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)